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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (date of earliest event reported): February 23, 1998

                              IDEX Corporation
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            (Exact name of registrant as specified in its charter)


          Delaware                     1-10235                  36-3555336
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(State or other jurisdiction)     (Commission File           (I.R.S. Employer
                                      Number)                  Identification
                                                                      Number)


630 Dundee Road, Suite 400        Northbrook, Illinois                     60062
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                   (Address of principal executive offices)



Registrant's telephone number                                     (847) 498-7070
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Item 5.

Attached hereto as exhibits are the executed underwriting agreement dated February 18, 1998 among IDEX Corporation ("IDEX") and Merrill Lynch & Co., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and each of the underwriters named in Schedule A thereto, the executed indenture dated February 23, 1998 between IDEX and Norwest Bank Minnesota, National Association, as Trustee, and the form of the note, each relating to IDEX's issuance of its 6 7/8% Senior Notes due February 15, 2008 pursuant to registration statement no. 333-41627.



















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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                                  IDEX Corporation




                        February 23, 1998    /s/  WAYNE P. SAYATOVIC
                                             -----------------------------
                                                  Wayne P. Sayatovic
                                                  Senior Vice President-Finance,
                                                  Chief Financial Officer
                                                  and Secretary (Principal
                                                  Financial Officer)
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EXHIBIT INDEX


Exhibit 1       Underwriting Agreement dated February 18, 1998 among
                IDEX and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith and each of the underwriters named in Schedule A thereto.

Exhibit 4.1 Indenture dated February 23, 1998 between IDEX and Norwest Bank Minnesota, National Association, as Trustee, relating to the 6 7/8% Senior Notes of IDEX due February 15, 2008

Exhibit 4.2     Specimen Senior Note of IDEX